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Greetings Future Investors,

We are excited to re-introduce you to the Naqi Neural Earbud-a revolutionary way to control your digital world effortlessly - no surgery, no implants, no touching, no voice, no screen.

Recognized as one of TIME's "Best Inventions of 2023" and recipient of the 2024 Edison Award Gold Medal for Social & Cultural Impact, Naqi Logix's breakthrough technology is everyone's superpower.

"This is the future of human-computer interaction - Neuralink and others focus on invasive solutions, but Naqi is making it accessible now!"

- Sarah M., Tech Investor

Imagine controlling your devices hands-free, voice-free, and screen-free - seamlessly, effortlessly, and intuitively. Naqi is redefining human-machine interaction, turning what once seemed like science fiction into reality. Whether you're unlocking new levels of accessibility, enhancing productivity, or revolutionizing the way you game, Naqi empowers you to do more - without lifting a finger.

With Naqi, it's in your control by creating technologies that bridge devices and people.

Your Chance to Invest in the Future - Before it Goes Mainstream

Naqi Logix is about to launch a new round of financing to help bring this breakthrough technology to the market. As an investor who considered supporting Naqi in the past, we are excited to share this exclusive opportunity with you!

In a few days time, this raise will '"go live" for all investors. For the next few days, you have an exclusive opportunity to Pre-Register your interest before we open our doors to the world. And if you do Pre-Register, you will automatically receive a 5% Pre-Registration Bonus. That simply means if you decide to invest, you'll receive an additional 5% of your investment in Bonus Shares, for the same level of investment! This Bonus is only available to people who Pre-Register before the raise goes live.

Our minimum investment level is just $522 for 200 shares. With the 5% Bonus, you will receive 210 shares. Even better, if you meet certain criteria when you invest, you could be eligible to receive up to a maximum 20% Bonus!

The best part is that Pre-Registering is free and there is NO OBLIGATION to invest!* But if you think you might want to invest when the raise opens up to the public, Pre-Register today to lock in your exclusive 5% Bonus.

You can visit us on the StartEngine platform by clicking the link below:

Pre-Register @ StartEngine

See What the Global Media are Saying about Naqi Logix

We believe we are building a technology that will help over 2.5 billion people in the world interact with the digital world around them - and for many, it will forever change their lives. And it's not just us thinking this way anymore…click below to see what others are saying about Naqi's revolutionary earbud technology!

Pre-Register @ StartEngine

Join Us!

Thank you for your previous interest in Naqi Logix. We hope you'll take this opportunity to join our growing family of supporters and investors, and be part of this groundbreaking journey we are on.

Together, we can shape the future of human-machine interaction by bridging the gap between humans and devices.

Sincerely,

Mark Godsy, CEO

* NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT IS FILED AND ONLY THROUGH AN INTERMEDIARY'S PLATFORM. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SECURITIES IS SIMPLY AN INDICATION OF INTEREST.

Connect With Us.

Feel free to contact us at investor@naqilogix.com or by calling us at 1-888-NAQILOG (627-4564) Ext.1.

Copyright © *2024 Naqi Logix Inc., All rights reserved.

Naqi Logix · Suite 2820 - 200 Granville St · Vancouver, BC V6C 1S4 · Canada

Forward Looking Statements

This update may contain both historical and forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar matters that are not historical facts. Some of the statements herein constitute forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "should," "will" and "would" or the negatives of these terms, or other comparable terminology. To the extent that this document contains forward-looking statements regarding our business, please be advised that our actual financial condition, operating results, and business performance may differ materially from that projected or estimated by us in forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Although the forward-looking statements in this document are based on our beliefs, assumptions, and expectations, taking into account all information currently available to us, we cannot guarantee future transactions, results, performance, achievements, or outcomes. No assurance can be made to any investor by anyone that the expectations reflected in our forward-looking statements will be attained, or that deviations from them will not be material and adverse. We undertake no obligation, other than as may be required by law, to re-issue this document or otherwise make public statements updating our forward-looking statements.

Any forward-looking statements in this document speaks only as of the date on which they are made and Naqi Logix Inc. undertakes no obligation, other than as may be required by law, to re-issue this document or otherwise make public statements updating our forward-looking statements.

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PRE-REGISTRATION is OPEN!

Exclusive Investor Bonus

Pre-Register HERE!

Greetings Fellow Shareholders,

As most of you know, we have submitted our registration documents to the Securities and Exchange Commission ("SEC") to launch a new financing. This financing will be done at $2.61 per share, with a minimum investment of $522 which is 200 common shares.

While we cannot take investments until the SEC allows us to "go live", we can allow interested investors to "Pre-Register" with us, so when the financing does open, you are guaranteed a position in the financing.

Right now, the Pre-Registration is exclusive to our existing Naqi investors.

Even more exciting is that all existing investors automatically qualify to receive BONUS SHARES if you invest in this forthcoming capital raise - and Pre-Registering gets you extra Bonus Shares!

RESERVE YOUR INVESTMENT & BONUS SHARES TODAY!

As an existing investor, you qualify for a 5% Loyalty Bonus, simply for being an existing Naqi shareholder! And by Pre-Registering, you not only secure your spot in the financing, but you also lock in an additional 5% Pre-Registration Bonus - that's 10% combined Bonus Shares that will be added to your investment if you complete your investment when the capital raise goes live.

Even better, you can combine these Bonuses with other available Bonuses for even greater benefits. In fact, you can earn up to 20% Bonus Shares on your investment by meeting certain qualifications.

Pre-Registering is completely free and does not obligate you to invest*. It simply ensures you'll reserve your position in the financing, and receive the additional 5% Pre-Registration Bonus on top of your automatic 5% Loyalty Bonus, should you decide to complete your investment when the round opens.

Pre-Register HERE!

HOW TO PRE-REGISTER

Pre-Registering is simple!

1. Click on the "Pre-Register HERE" button above - it will take you to our StartEngine Testing the Waters Reservations Page.

2. Once on the Page, click on the orange "Reserve Now" button.

3. Enter the requested information.

4. Enter your level of investment interest.

5. Click "Submit Reservation" and you're done!

Once completed, your place in our investment round will be reserved and your qualification for the Pre-Registration Bonus Shares will be recorded.

Make sure you also take a couple minutes to click on and watch our new video on our landing page…feel free to let us know what you think. You can reach out with any questions or comments by email at investor@naqilogix.com or by calling us at 1-888-627-4564 Ext.1.

Thank you for taking the time to visit our new landing page!

Sincerely,

Mark Godsy, CEO

* NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT IS FILED AND ONLY THROUGH AN INTERMEDIARY'S PLATFORM. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SECURITIES IS SIMPLY AN INDICATION OF INTEREST.

Connect With Us.

Feel free to contact us at investor@naqilogix.com or by calling us at 1-888-NAQILOG (627-4564) Ext.1.

Copyright © *2024 Naqi Logix Inc., All rights reserved.

Naqi Logix · Suite 2820 - 200 Granville St · Vancouver, BC V6C 1S4 · Canada

Forward Looking Statements

This update may contain both historical and forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar matters that are not historical facts. Some of the statements herein constitute forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "should," "will" and "would" or the negatives of these terms, or other comparable terminology. To the extent that this document contains forward-looking statements regarding our business, please be advised that our actual financial condition, operating results, and business performance may differ materially from that projected or estimated by us in forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Although the forward-looking statements in this document are based on our beliefs, assumptions, and expectations, taking into account all information currently available to us, we cannot guarantee future transactions, results, performance, achievements, or outcomes. No assurance can be made to any investor by anyone that the expectations reflected in our forward-looking statements will be attained, or that deviations from them will not be material and adverse. We undertake no obligation, other than as may be required by law, to re-issue this document or otherwise make public statements updating our forward-looking statements.

Any forward-looking statements in this document speaks only as of the date on which they are made and Naqi Logix Inc. undertakes no obligation, other than as may be required by law, to re-issue this document or otherwise make public statements updating our forward-looking statements.

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Greetings Fellow Shareholders,

PRE-REGISTRATION IS OPEN

In the meantime, I would like to remind you that our Regulation A Offering Circular has been filed with the SEC, and you are welcome to check out our StartEngine landing page for Naqi Logix. Our page contains the details of this forthcoming offering and the bonuses available just for you, our existing investors, for pre-registering your interest. You can click the button below to visit our Naqi Logix page.

Pre-Register @ StartEngine

Sincerely,

Mark Godsy, CEO

* NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT IS FILED AND ONLY THROUGH AN INTERMEDIARY'S PLATFORM. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SECURITIES IS SIMPLY AN INDICATION OF INTEREST.

Connect With Us.

Feel free to contact us at investor@naqilogix.com or by calling us at 1-888-NAQILOG (627-4564) Ext.1.

Copyright © *2024 Naqi Logix Inc., All rights reserved.

Naqi Logix · Suite 2820 - 200 Granville St · Vancouver, BC V6C 1S4 · Canada

Forward Looking Statements

This update may contain both historical and forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar matters that are not historical facts. Some of the statements herein constitute forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "should," "will" and "would" or the negatives of these terms, or other comparable terminology. To the extent that this document contains forward-looking statements regarding our business, please be advised that our actual financial condition, operating results, and business performance may differ materially from that projected or estimated by us in forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Although the forward-looking statements in this document are based on our beliefs, assumptions, and expectations, taking into account all information currently available to us, we cannot guarantee future transactions, results, performance, achievements, or outcomes. No assurance can be made to any investor by anyone that the expectations reflected in our forward-looking statements will be attained, or that deviations from them will not be material and adverse. We undertake no obligation, other than as may be required by law, to re-issue this document or otherwise make public statements updating our forward-looking statements.

Any forward-looking statements in this document speaks only as of the date on which they are made and Naqi Logix Inc. undertakes no obligation, other than as may be required by law, to re-issue this document or otherwise make public statements updating our forward-looking statements.

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CES Innovation Awards
2025
Honoree
NAQI LOGIX

[redacted]

[redacted] CES 2025 Innovation Honoree [redacted] 2025 TWICE Picks Award [redacted]

[redacted]

Financing Update - PRE-REGISTRATION

A quick reminder: the Pre-Registration for our Regulation A offering will close soon. This is your chance to join us on this exciting journey and secure exclusive benefits as an existing investor. If you haven't yet pre-registered, please visit our Start Engine landing page today by clicking the button below.

Pre-Register @ StartEngine

Closing Reflections

Sincerely,

Mark Godsy, CEO

* NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT IS FILED AND ONLY THROUGH AN INTERMEDIARY'S PLATFORM. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SECURITIES IS SIMPLY AN INDICATION OF INTEREST.

Connect With Us.

Feel free to contact us at investor@naqilogix.com or by calling us at 1-888-NAQILOG (627-4564) Ext.1.

Copyright © *2024 Naqi Logix Inc., All rights reserved.

Naqi Logix · Suite 2820 - 200 Granville St · Vancouver, BC V6C 1S4 · Canada

Forward Looking Statements

This update may contain both historical and forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar matters that are not historical facts. Some of the statements herein constitute forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "should," "will" and "would" or the negatives of these terms, or other comparable terminology. To the extent that this document contains forward-looking statements regarding our business, please be advised that our actual financial condition, operating results, and business performance may differ materially from that projected or estimated by us in forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Although the forward-looking statements in this document are based on our beliefs, assumptions, and expectations, taking into account all information currently available to us, we cannot guarantee future transactions, results, performance, achievements, or outcomes. No assurance can be made to any investor by anyone that the expectations reflected in our forward-looking statements will be attained, or that deviations from them will not be material and adverse. We undertake no obligation, other than as may be required by law, to re-issue this document or otherwise make public statements updating our forward-looking statements.

Any forward-looking statements in this document speaks only as of the date on which they are made and Naqi Logix Inc. undertakes no obligation, other than as may be required by law, to re-issue this document or otherwise make public statements updating our forward-looking statements.

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Greetings Fellow Shareholders,

We're fortunate to be able to capture some of this excitement as we launch our new capital raise. A big thank you to the many shareholders who have already Pre-Registered - your support and belief in our mission is truly heartwarming. We sometimes get caught up in our own excitement, doing what we do…but seeing others get equally excited is a whole new level of motivation for us, so thank you!

Introducing Naqi to the Rest of the World

Launching this new raise provides us with the ability to introduce ourselves to a whole new cross section of technology fans and investors. The talented team at StartEngine, the platform that is hosting our raise, have been helping us create engaging content that begins to tell the story of Naqi and our game-changing technology. Very soon, we will begin sharing this content with the rest of world - and we hope to grow the excitement around Naqi. More importantly, we hope to welcome in many new investors who, like you, share our vision of creating a technology to better the lives of millions of people.

It's Time to Launch!

Tomorrow, we will be filing our final submission to the Securities and Exchange Commission which paves the way for us to officially open our new financing. We will request a 'go live' date from the SEC and in short order, they will confirm the date and we'll be free to launch. That means we are down to our last few days of Pre-Registration, which means the last few days to claim your 5% Bonus!

Pre-Registration Bonus Deadline - This Week!

The ability to Pre-Register for our Regulation A offering and claim your 5% Bonus Shares will close this week. If you are thinking about investing, even if you are not sure, I would welcome you to Pre-Register at the link below.

Pre-Registering does not obligate you to invest!* But it does lock you in for a 5% Bonus allocation of Shares, if you do decide to complete an investment when the raise goes live. As shared in the past update, investors in this raise can qualify, if they meet certain criteria, to receive up to 20% Bonus Shares. Because you are an existing investor, you are already eligible for a Loyalty Bonus of 5% should you invest again - that means you'll qualify for a 10% Bonus as an existing investor (5% Bonus) who also Pre-Registers (5% Bonus)!

There is no obligation, so feel free to Pre-Register before the deadline this week and you will be guaranteed at least a 10% Bonus, should you decide to invest!

Please visit our Start Engine landing page today by clicking the button below.

Pre-Register @ StartEngine

            I will be in touch this week, and be the first to let you know about the official opening of this financing.

With Gratitude,

Onwards!

Mark Godsy, CEO

* NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT IS FILED AND ONLY THROUGH AN INTERMEDIARY'S PLATFORM. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SECURITIES IS SIMPLY AN INDICATION OF INTEREST.

Pre-Register @ StartEngine

Connect With Us.

Feel free to contact us at investor@naqilogix.com or by calling us at 1-888-NAQILOG (627-4564) Ext.1.

Copyright © *2024 Naqi Logix Inc., All rights reserved.

Naqi Logix · Suite 2820 - 200 Granville St · Vancouver, BC V6C 1S4 · Canada

Forward Looking Statements

This update may contain both historical and forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar matters that are not historical facts. Some of the statements herein constitute forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "should," "will" and "would" or the negatives of these terms, or other comparable terminology. To the extent that this document contains forward-looking statements regarding our business, please be advised that our actual financial condition, operating results, and business performance may differ materially from that projected or estimated by us in forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Although the forward-looking statements in this document are based on our beliefs, assumptions, and expectations, taking into account all information currently available to us, we cannot guarantee future transactions, results, performance, achievements, or outcomes. No assurance can be made to any investor by anyone that the expectations reflected in our forward-looking statements will be attained, or that deviations from them will not be material and adverse. We undertake no obligation, other than as may be required by law, to re-issue this document or otherwise make public statements updating our forward-looking statements.

Any forward-looking statements in this document speaks only as of the date on which they are made and Naqi Logix Inc. undertakes no obligation, other than as may be required by law, to re-issue this document or otherwise make public statements updating our forward-looking statements.

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